Exhibit 10.14

TRANSFER OF MORTGAGE RIGHTS AND SUBSTITUTION OF CREDITOR, EXECUTED BY THE COMPANIES CONLORANCE INVESTMENTS INC., BALMANTA S.A. AND MARINES C.A.
AMOUNT: UNDETERMINED.

        In the City of Guayaquil, Capital of the Province of Guayas, Republic of Ecuador, today, of the year two thousand three, before me, DR. PIERO GASTON AYCART VINCENZINI, Principal Notary THIRTY of this Canton, there appear the party of the first part, the British Virgin Islands company CONLORANCE INVESTMENTS INC., duly represented by its Special Representative in Ecuador, Attorney Justo Andrés Andrade Macías, an Ecuadorian; and the party of the second part, the company BALMANTA S.A. represented by Eng. José Alberto Sandoval Muñoz, in his capacity as General Manager and Legal Representative, and; the party of the second part, the company MARINES C.A., represented by Mr. Récher Hernán Vivanco Córdova, in his capacity of General Manager and Legal Representative. All the deponents are of legal age, executives, domiciled in this city of Guayaquil, competent to bind themselves and contract, known to me, I certify. Being well informed of the object and outcome of this instrument of Transfer of Mortgage Rights and Substitution of Creditor, as indicated; and, with ample and complete freedom to execute it, they submit to me the draft with the following content:

        MR. NOTARY: In the register of public instruments kept by you, please insert an instrument containing this transfer of mortgage rights and substitution of creditor, governed by the following clauses:

        ONE: THE PARTIES.- The following appear to execute this public instrument: the party of the first part, the company CONLORANCE INVESTMENTS INC. (hereinafter "THE CREDITOR"), duly represented by Attorney Justo Andrade Macías, as arises from the power of attorney recorded, which is enclosed herewith; the party of the second part, the company BALMANTA S.A., duly represented by Eng. José Sandoval Muñoz, as arises from the appointment recorded, which is enclosed herewith. Finally, there appears the company MARINES C.A. (hereinafter "THE MORTGAGE GUARANTOR"), duly represented by Mr. Récher Vivanco Córdova, as arises from the appointment recorded, which is enclosed herewith.

        TWO: RECITALS.- THE MORTGAGE GUARANTOR and THE CREDITOR executed a public instrument of first open mortgage on several real estate properties of THE MORTGAGE GUARANTOR, on day of the month of , two thousand three, before Notary Thirty of Guayaquil, which is duly recorded in the Register of Property of the cantons of Guayaquil, Santa Elena and Durán, dated the day of the month of , the day of the month of , and the day of the month of , two thousand three, enclosed with this public instrument.

        THREE: TRANSFER OF MORTGAGE RIGHTS AND SUBSTITUTION OF CREDITOR.- Based on the above recitals, CONLORANCE INVESTMENTS INC., assigns and transfers to BALMANTA S.A., which accepts, without any restriction, the assignment and transfer of all rights of CONLORANCE INVESTMENTS INC. as CREDITOR, on the first open mortgage referred to in the previous clause. Thus, as of the recording of this instrument in the corresponding Registers of Property, BALMANTA S.A. will be the CREDITOR of the MORTGAGE GUARANTOR with all the rights and under the same conditions existing until now for CONLORANCE INVESTMENTS INC.

        FOUR: DECLARATIONS OF THE MORTGAGE GUARANTOR.- THE MORTGAGE GUARANTOR, in this same public instrument, declares that it has been duly informed of the transfer of mortgage rights and substitution of creditor from CONLORANCE INVESTMENTS INC. to BALMANTA S.A., and that it accepts it in full, pursuant to article one thousand eight hundred sixty-nine of the Civil Code, and therefore it waives any claim in connection with the contents of this instrument. In addition, it ratifies in all its parts the public instrument of first open mortgage described in clause two of this instrument, including, without limitation thereto, the provisions concerning the voluntary prohibition to sell enforced on the mortgaged assets.

        FIVE: REGISTRATION FORMALITIES.- Notary Thirty of Guayaquil and the Registrars of Property of Guayaquil, Santa Elena and Durán must enter a note in the margin of the mortgage instrument and in the corresponding registrations indicating that they carried out this transfer of mortgage rights and substitution of mortgagee.

        Mr. Notary, please incorporate the stylistic clauses required for the full effectiveness and validity of this public instrument. (illegible signature) ATTORNEY JACOB CUEVA GONZÁLEZ. License Number nine thousand seven hundred fifty-six. Up to here the draft and its deponents. Consequently, the deponents confirm the content of the draft reproduced herein, which is elevated to Public Instrument so that it may produce all legal effects. All documents required by law are enclosed with this registration. After this instrument was read from beginning to end by me, the Notary, in a clear and loud voice, to the deponents Who approve it in all and every one of its parts; they affirm, confirm and sign it in the same act with me, the Notary, who certifies.

For CONLORANCE INVESTMENTS INC.
[signature] ATTY. JUSTO ANDRÉS ANDRADE MACÍAS C.C. No. 120136935-0 V.C. No. 88-0001
for BALMANTA, S.A.
[signature] ENG. JOSÉ ALBERTO SANDOVAL MUÑOZ C.C. No. V.C. No. R.U.C. No.
For MARINES C.A.
[signature] MR. RÉCHER HERNÁN VIVANCO CÓRDOVA C.C. No. V.C. No. R.U.C. No.